Green Tree Financial Corp.
Net Interest Margin Trust 1994-B
January, 1999
Payment: February 16, 1999

              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                                Cusip #                393534AB8
                                                                   -------------
                                                Trust Account #       33-31958-0
                                                                   -------------
                                                Distribution Date: Feb. 16, 1999
                                                                   -------------

                                                                                            Per $1,000
Securitized Net Interest Margin Certificates                                                 Original
--------------------------------------------                                                ----------
1.    Amount Available                                                     771,190.02
                                                                      ---------------

Interest

2.    Aggregate Interest                                                   165,799.72       1.79436926
                                                                      ---------------      -----------

3.    Amount Applied to:
      (a)  accrued but unpaid Interest

4.    Remaining:
      (a)  accrued but unpaid Interest

5.    Monthly Interest                                                     165,799.72
                                                                      ---------------

Principal

6.    Current month's principal distribution                               605,390.30       6.55184307
                                                                      ---------------      -----------

7.    Remaining outstanding principal balance                           24,739,790.45      267.7466499
                                                                      ---------------      -----------
      Pool Factor                                                          0.26774665
                                                                      ---------------

8.    Present value of the projected remaining aggregate cashflows of the Finance I Assets and the Residual Assets, as of the
      immediately preceding Distribution Date                          467,606,662.20**
                                                                      ---------------

9.    Aggregate principal balance of loans
      refinanced by Green Tree Financial                                 1,619,618.63
                                                                      ---------------

10.   Weighted average CPR                                                      12.23%
                                                                      ---------------

11.   Weighted average CDR                                                       2.24%
                                                                      ---------------

12.   Annualized net loss percentage                                             1.23%
                                                                      ---------------


13.   Delinquency             30-59 day                                          1.07%
                                                                      ---------------
                              60-89 day                                          0.32%
                                                                      ---------------
                              90+ day                                            0.54%
                                                                      ---------------
                              Total 30+                                          1.93%
                                                                      ---------------


First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 1/15/99.

Green Tree Financial
Net Interest Margin Trust 1994-B
January, 1999
Payment: February 16, 1999




                                            Fee Assets
                       -------------------------------------------------------
                                Guarantee            Inside         Fee Asset
                                   Fees               Refi            Total
                       -------------------------------------------------------

GTFC 1994-1                      197,394.36        33,810.30       231,204.66
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                       -------------------------------------------------------

                                 197,394.36        33,810.30       231,204.66

Total amount of Guarantee Fees and
     Inside Refinance Payments                                     231,204.66
                                                              ---------------

Subordinated Servicing Fees                                        274,327.84
                                                              ---------------

Payment on Finance 1 Note                                          505,532.50
                                                              ---------------

Allocable to Interest (current)                                     14,519.09
                                                              ---------------

Allocable to accrued but unpaid Interest                                 0.00
                                                              ---------------

Accrued and unpaid Trustee Fees                                          0.00
                                                              ---------------

Allocable to Principal                                             491,013.41
                                                              ---------------

Finance 1 Note Principal Balance                                 1,728,465.09
                                                              ---------------

Green Tree Financial
Net Interest Margin Trust 1994-B
January, 1999
Payment: February 16, 1999





                                                   Inside
                                     Residual       Refi         Total
                          ------------------------------------------------

GTFC 1994-1                               0.00        0.00           0.00
GTFC 1994-2                               0.00   26,682.86      26,682.86
GTFC 1994-3                          34,922.88   17,949.11      52,871.99
GTFC 1994-4                         164,251.51   21,851.16     186,102.67
                          ------------------------------------------------

                                    199,174.39   66,483.13     265,657.52

                          Total Residual and Inside
                              Refinance Payments               265,657.52